J.P. MORGAN INCOME FUNDS

JPMorgan Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 18, 2019 to the

Summary Prospectuses and Prospectuses dated July 1, 2019, as supplemented

Effective immediately, the disclosures in the last paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” and the “More About the Funds – Additional Information about the Funds’ Investment Strategies – Income Fund” sections are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

In buying and selling investments for the Fund, the adviser uses a flexible, opportunistic approach that combines strategy and sector rotation (asset allocation). Strategy rotation refers to the shifting of investments among the multiple debt markets in which the Fund may invest. Sector rotation refers to the shifting of investments from one or more sectors (for example, high yield) into one or more other sectors (for example, emerging markets). For each strategy/sector, dedicated specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical analysis, including the expected potential to generate income. As part of its risk management strategy, the adviser typically will invest in multiple strategies/sectors, but, as part of the Fund’s opportunistic strategy, the adviser has flexibility to invest in a single or small number of strategies/sectors from time to time. Due to the Fund’s flexible asset allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments. Generally, the adviser will sell a security when, based on fundamental, quantitative and technical analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the adviser believes that there is better relative value available in the market in securities of comparable quality. As part of its investment process, the adviser also considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-INC-ESG-919